UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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RAND LOGISTICS, INC.
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(Name of Registrant as Specified in its Charter)
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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RAND LOGISTICS, INC.
461 Fifth Avenue, 25th Floor
New York, NY 10017
___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held September 23, 2008
___________________

To the Stockholders of
Rand Logistics, Inc.:

You are invited to attend the annual meeting of stockholders (the “Meeting”) of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Tuesday, September 23, 2008, at 10:00 A.M. (local time), for the following purposes:

(1)	To elect two directors of the Company as Class II directors to serve for a term of three years and until their successors have been duly elected and qualified;

(2)	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2009 fiscal year; and

(3)	To consider and act upon such other matters as may properly come before the Meeting.

Only stockholders of record at the close of business on July 25, 2008 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.  A list of the stockholders of the Company as of the close of business on July 25, 2008 will be available for inspection during business hours for ten days prior to the Meeting at the Company’s principal executive offices located at 461 Fifth Avenue, 25th Floor, New York, New York 10017.

Please fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope to make sure that your shares are represented at the Meeting.  If you attend the Meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
New York, New York July 29, 2008

RAND LOGISTICS, INC.
461 Fifth Avenue, 25th Floor
New York, NY 10017
___________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

September 23, 2008
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, also referred to as the Board, of RAND LOGISTICS, INC., a Delaware corporation, to be used at the annual meeting of stockholders (the “Meeting”) of the Company which will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Tuesday, September 23, 2008, at 10:00 A.M. (local time), and at any adjournment or adjournments thereof.  All references in this Proxy Statement to the “Company”, “we”, “us”, and “our” refer to Rand Logistics, Inc.

Stockholders who execute proxies in the accompanying form retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.  Unless so revoked, the shares represented by proxies will be voted at the Meeting.  The shares represented by the proxies solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named directors nominee as Class II directors; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2009 fiscal year.

Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors; (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2009 fiscal year and approve any other business which may properly come before the Meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes.  Abstentions will count as a vote against the proposals, other than the election of directors.  Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast.  Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Our principal executive offices are located at 461 Fifth Avenue, 25th Floor, New York 10017.  The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders was on or about July 29, 2008.

There were outstanding on July 25, 2008, 12,105,051 shares of common stock, par value $.0001 per share (the “Common Stock”) and 300,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”). Holders of Common Stock of record at the close of business on July 25, 2008 will be entitled to one vote for each share of Common Stock of the Company then held. The holders of the Preferred Stock are entitled to one vote for each of the 2,419,355 shares of Common Stock into which the Preferred Stock is convertible.  Only stockholders of record at the close of business on July 25, 2008 will be entitled to vote.

As of July 25, 2008, there was one holder of record of our units, 33 holders of record of our Common stock, two holders of record of our warrants and eight holders of record of our Preferred Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms.  As a result, approximately one third of our Board of Directors will be elected each year.

The terms of office of our Board of Directors are:

•	Class I directors, whose term will expire at the Annual Meeting of Stockholders to be held in 2010 and when their successors are duly elected and qualify;

•	Class II directors, whose initial term will expire at this Annual Meeting and when their successors are duly elected and qualify; and

•	Class III directors, whose initial term will expire at the Annual Meeting of Stockholders to be held in 2009 and when their successors are duly elected and qualify.

Our Class I directors are Scott Bravener and Michael D. Lundin; our Class II directors are Isaac Kier and Jonathan Brodie; and our Class III directors are Laurence S. Levy and H. Cabot Lodge III.

Two directors will be elected at the Meeting as our Class II directors for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2011 and until their successors shall have been elected and shall qualify.  The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting.  Each proxy received will be voted FOR the election of the nominee named below unless otherwise specified in the proxy.  At this time, our Board of Directors knows of no reason why any nominee might be unable to serve.  There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominees for directors and has recommended the nominee for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director

Isaac Kier	Principal of Kier Global LLC	55	2004
Jonathan Brodie	Principal of JMB Associates	52	2006

Isaac Kier has been a member of our Board of Directors since our inception.  Since February 2006 Mr. Kier has been the principal at Kier Global LLC, a private equity and real estate investment firm.  From 2000 to 2006, Mr. Kier served as a partner of the general partner of Coqui Capital Partners L.P., a venture capital firm.  Mr. Kier also serves as a director of Query Object Systems Corp., an OTC Bulletin Board-listed company and as a director and Chief Executive Officer of Central Park Acquisition I Inc.  From February 2004 until May 2006, he was the secretary and treasurer and a member of the board of directors of Tremisis Energy Acquisition Corporation, an OTC Bulletin Board-listed company.  From 1987 to 1997, he served as the managing partner of the Alabama 8 market, a nonwireline cellular licensee.  From 1982 until its sale in 1995, Mr. Kier served as Chairman and CEO of Lida, Inc., a NASDAQ listed company engaged in textile production and printing.  Mr. Kier received a B.A. in Economics from Cornell University and a J.D. from George Washington University Law School.

Jonathan Brodie has been a member of our Board of Directors since June 6, 2006.  Mr. Brodie is the principal of JMB Associates, a privately-owned money management firm, and has served as a consultant to (since 2001), and a director of (since 2005), a holding company for a global investment manager. From 1988-2000, Mr. Brodie was a portfolio manager for JMB Associates, managing individual and institutional accounts.  Prior to forming JMB Associates, Mr. Brodie served as an Investment Analyst and Portfolio Manager for T. Rowe Price Associates, and as an Investment Analyst for Allan Gray Investment Council. Mr. Brodie serves on the Board of Regents of the Hebrew University of Jerusalem and chairs the International Advisory Board of the Melton Centre of the Hebrew University of Jerusalem.  Mr. Brodie is a Board member of MaAfrika Tikkun, USA and is a Wexner Heritage Fellow.  He is a trustee of the United Jewish Endowment Fund of Greater Washington. Mr. Brodie graduated with a Bachelor of Business Science and BA Honors (Economics) in 1978 and 1979, respectively, from Cape Town University, South Africa. He received his MBA from Stanford University in 1984, and was an Arjay Miller Scholar. Mr. Brodie is a Chartered Financial Analyst.

The Board of Directors unanimously recommends a vote FOR the election of the named Class II nominees, Isaac Kier and Jonathan Brodie, to our Board of Directors.  Proxies received in response to this solicitation will be voted FOR the election of the named Class II nominees to our Board of Directors unless otherwise specified in the proxy.

Information Regarding Other Members of the Board of Directors

The following table sets forth information with respect to each of the other members of the Board of Directors whose term extends beyond the Meeting, including the Class of such director and the year in which each such director’s term would expire.

Name	Age	Year Became a Director	Year Term Expires

Scott Bravener	44	2006	2010 Class I
Michael D. Lundin	48	2008	2010 Class I
Laurence S. Levy	52	2004	2009 Class III
H. Cabot Lodge III	52	2006	2009 Class III

Captain Scott Bravener has served as Lower Lakes’ President and Chief Executive Officer since its inception in 1994, and until 2001 also served as the captain of the Cuyahoga, a vessel owned by Lower Lakes.  Captain Bravener has worked in the Great Lakes shipping industry since 1982, serving in various capacities for Canada Steamship Lines Inc. and P & H Shipping prior to the formation of Lower Lakes.  Captain Bravener is a director of the Canadian Shipowners Mutual Assurance Association, is a certified Ships Master and is a member of the American Bureau of Shipping.  Captain Bravener is a graduate of Marine Navigation Technology, Georgian College, Owen Sound, Ontario.

Michael D. Lundin joined our Board of Directors in April 2008, and is currently a director of Avtron, Inc. and Changing World Technologies, Inc.  Mr. Lundin was President and Chief Executive Officer of the Oglebay Norton Company, a miner, processor, transporter and marketer of industrial minerals and aggregates from December 2002 until February 2008, and was employed by Oglebay Norton since 2000.  Oglebay Norton filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on February 23, 2004.   Prior to joining Oglebay Norton, Mr. Lundin served as Vice President and then President/Partner of Michigan Limestone Operations, LP, where he negotiated the partnership's sale to Oglebay Norton for $100 million.  Mr. Lundin is also a Partner in the operations group of Resilience Capital, a private equity firm focused on small-cap private companies.  Mr. Lundin earned a B.S. in Manufacturing Engineering and Product Development from the University of Wisconsin and an M.B.A. from Loyola Marymount University.

Laurence S. Levy has been Chairman of our Board of Directors and our Chief Executive Officer since our inception.  Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its Chairman.  Hyde Park Holdings, LLC is an investor in middle market businesses.  Mr. Levy serves as an officer or director of many companies in which Hyde Park Holdings, LLC or its affiliates invests.  Presently, these companies include: Ozburn-Hessey Logistics LLC, a national logistics services company, of which Mr. Levy is a director; Derby Industries LLC, a sub-assembly business to the appliance, food and transportation industries, of which Mr. Levy is Chairman; PFI Resource Management LP, an investor in the Private Funding Initiative program in the United Kingdom, of which Mr. Levy is general partner; Parking Company of America Airports LLC, an owner and operator of airport parking garages, of which Mr. Levy is a director; Regency Affiliates, Inc., a company traded on the Pink Sheets, of which Mr. Levy is Chairman, Chief Executive Officer and President; Warehouse Associates L.P., a provider of warehouse and logistics services, of which Mr. Levy is Chairman.  Mr. Levy is also Chairman of the Board and Chief Executive Officer of Hyde Park Acquisition Corp, an OTC bulletin board company and special purpose acquisition corporation.  In addition, from March 1997 to January 2001, Mr. Levy served as Chairman of Detroit and Canada Tunnel Corporation, a company which operates the toll tunnel between Detroit, Michigan and Windsor, Ontario, and from August 1993 until May 1999, Mr. Levy served as Chief Executive Officer of High Voltage Engineering Corporation, a diversified industrial and manufacturing company.  Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa.  He is qualified as a Chartered Accountant (South Africa).  Mr. Levy received a Master of Business Administration degree from Harvard University and graduated as a Baker Scholar.

H. Cabot Lodge III has been a member of our Board of Directors since 2006. Mr. Lodge founded ARC Global Partners LLC in 2006, an international real estate merchant bank, and currently serves as its Managing Partner.  From 2000 to 2006, Mr. Lodge served as an Executive Vice President and Director of iStar Financial Inc., a provider of financing to private and corporate owners of real estate and corporate net lease financing.  Mr. Lodge was a founder of American Corporate Real Estate, a corporate net lease fund which was acquired by iStar Financial Inc. in 2000.  Prior to that, Mr. Lodge was a managing director and member of the board of directors of W.P. Carey & Co., Inc., a real estate investment bank.  Mr. Lodge graduated from Harvard College in 1978 and Harvard Business School in 1983.

Information Regarding Executive Officers

Name	Age	Position

Laurence S. Levy	52	Chief Executive Officer and Chairman of the Board of Directors of theCompany
Edward Levy	44	President of the Company
Joseph W. McHugh, Jr.	53	Chief Financial Officer of the Company

For biographical information regarding Laurence S. Levy, please see page 7 of this Proxy Statement.

Edward Levy has served as our President since 2006.  Mr. Levy also serves as President and a Director of Hyde Park Acquisition Corp., an OTC bulletin board company and a special purpose acquisition corporation.  Mr. Levy was a managing director of CIBC World Markets Corp. from August 1995 through December 2004, and was co-head of CIBC World Markets Corp.’s Leveraged Finance Group from June 2001 until December 2004.  From February 1990 to August 1995, Mr. Levy was a managing director of Argosy Group L.P., a private investment banking firm.  Since June 1998, Mr. Levy has been a member of the board of managers of Norcross Safety Products LLC, a company engaged in the design, manufacture and marketing of branded products in the fragmented personal protection equipment industry.  From July 1999 until March 2005, he was also a director of Booth Creek Ski Holdings, Inc., a company that owns and operates six ski resort complexes encompassing nine separate resorts.  Mr. Levy is a member of the board of directors of a number of privately-held companies.  Mr. Levy received a B.A. from Connecticut College.

Joseph W. McHugh, Jr. has served as our Chief Financial Officer since 2006. Mr. McHugh served as a financial consultant to the bankruptcy trustee of High Voltage Engineering Corporation (“HVEC”), a diversified group of industrial and technology based manufacturing and services businesses from January 1, 2006 until commencing his employment with us.  HVEC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 1, 2004 and again on February 8, 2005.  Mr. McHugh served as Chief Financial Officer of HVEC from 1992 through 2004 and as its Vice President of Finance during 2005.  Mr. McHugh received a B.S. in Accounting and a M.B.A. from Bentley College, and is a Certified Management Accountant.

Information Regarding the Board of Directors and Committees

Family Relationships

There are no family relationships between any of our executive officers or directors.

Independence of Directors

During the fiscal year ended March 31, 2008, the Board met or acted by unanimous consent on thirteen occasions.  During the fiscal year ended March 31, 2008, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served.  The Company does not have a policy on attendance by directors at our annual meeting of stockholders, however, all of our directors attended our Annual Meeting of stockholders held on September 11, 2007.

As required by the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board.  Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent”.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors.  Our independent directors pursuant to NASDAQ are Messrs. Brodie, Kier, Lodge and Lundin.

Committees of the Board

The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.  Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee

Our Audit Committee consists of Messrs. Brodie, Kier, Lodge and Lundin (who joined our Audit Committee on April 1, 2008), with Mr. Kier serving as the Chairman of the Audit Committee.  All four current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rules 4200 and 4350(d) of the NASDAQ listing standards.  Each member of our Audit Committee is financially literate.  In addition, Mr. Kier serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), and has the financial sophistication required under the NASDAQ listing standards.  Our Audit Committee, among other things:

•	reviews our annual and interim financial statements and reports to be filed with the Securities and Exchange Commission;

•	discusses with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls and disclosure controls and procedures;

•	appoints and replaces our independent outside auditors from time to time, determining their compensation and other terms of engagement and oversees their work;

•	oversees the performance of our internal audit function;

•	conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	oversees our compliance with legal, ethical and regulatory matters.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee.  During the fiscal year ended March 31, 2008, the Audit Committee met or acted by unanimous consent on six occasions.  The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards.  A copy of the Audit Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures.  The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit.  The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board.  The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee has met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s financial statements for the year ended March 31, 2008 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors.  We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit.  We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

Based on the foregoing, we have recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2008, for filing with the Securities and Exchange Commission.

                            Audit Committee

                            Isaac Kier, Chairman
                            Jonathan Brodie
                            H. Cabot Lodge III
                            Michael D. Lundin

Compensation Committee

Our Compensation Committee consists of Messrs. Brodie, Kier and Lodge, with Mr. Brodie serving as the Chairman of the Compensation Committee.  All of these members of our Compensation Committee are “independent” as defined under Rule 4200 of the NASDAQ listing standards.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. Our Compensation Committee, among other things:

•	reviews and approves the compensation of our Chief Executive Officer and the other executive officers; and

•	makes recommendations to the Board with respect to incentive compensation plans and equity based plans.

The Compensation Committee’s charter does not authorize it to delegate its authority, notwithstanding its ability to engage outside consulting firms to assist in the evaluation of director or executive officers.

The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2008, the Compensation Committee met or acted by unanimous consent on three occasions.  A copy of the Compensation Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee consists of Messrs. Brodie, Kier and Lodge, with Mr. Lodge serving as the Chairman of the Corporate Governance and Nominating Committee.  All of these members are “independent” as defined under Rule 4200 of the NASDAQ listing standards.  Our Corporate Governance/Nominating Committee, among other things:

•	establishes criteria for Board and committee membership and recommends to our Board of Directors proposed nominees for election to the Board of Directors or committees of the Board;

•	establishes processes for security holders to send stockholder proposals and other communications to the Board of Directors or our management; and

•	monitors and recommends the functions and reviews the performance of the Board and the various committees of the Board of Directors.

The Corporate Governance/Nominating Committee has adopted a formal written Corporate Governance/Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards.  During the fiscal year ended March 31, 2008, the Corporate Governance/Nominating Committee met or acted by unanimous consent on two occasions.  A copy of the Corporate Governance/Nominating Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Nominations For The Board Of Directors

The Corporate Governance/Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications.  The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board.  At a minimum, however, the Corporate Governance/Nominating Committee seeks candidates for director based on, but not limited to, the following criteria:

•
experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization; and

•	special needs for diversity of experience and background as may arise at a particular time.

The Corporate Governance/Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC.  Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.

The Corporate Governance/Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired.  The Corporate Governance/Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors as a source for potential director candidates.  The Board retains complete independence in making nominations for election to the Board.

The Corporate Governance/Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries.  The Corporate Governance/Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Pursuant to our second amended and restated bylaws, any stockholder may recommend nominees for director not less than 60 days nor more than 90 days in advance of the annual meeting of stockholders, by writing to Laurence S. Levy, Chairman of the Board and Chief Executive Officer, Rand Logistics, Inc., 461 Fifth Avenue, 25th Floor, New York, NY 10017, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements.  All of these communications will be reviewed by our Chairman of the Board and forwarded to H. Cabot Lodge III, the Chairman of the Corporate Governance/Nominating Committee, for further review and consideration in accordance with this policy.

Code of Ethics

We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with the rules of the SEC and the NASDAQ listing standards.  We make our code of ethics available on the investors section of our website at www.randlogisticsinc.com. We will disclose amendments to or waivers from our code of ethics in accordance with all applicable laws and regulations.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended March 31, 2008, except as follows:

•
GMT Capital Corp., a beneficial owner of more than 10% of our Common Stock, failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3 by March 13, 2006.  Such Form 3 was filed with the SEC by GMT Capital Corp on July 26, 2007.

•
GMT Capital Corp., a beneficial owner of more than 10% of our Common Stock, failed to timely file a timely Statement of Changes in Beneficial Ownership on Form 4 by August 7, 2006.  Such Form 4 was filed with the SEC by GMT Capital Corp. on July 26, 2007.

•
Potomac Capital Management LLC, a beneficial owner of more than 10% of our Common Stock, failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3 by July 13, 2007.  Such Form 3 was filed with the SEC by Potomac Capital Management LLC on August 23, 2007.

•	Edward Levy, our President, failed to file a timely Statement of Changes in Beneficial Ownership on Form 4 by September 10, 2007. Such Form 4 was filed with the SEC by Mr. Levy on March 18, 2008.

•
Paul Sonkin, a beneficial owner of more than 10% of our Common Stock, failed to timely file a timely Statement of Changes in Beneficial Ownership on Form 4 by February 28, 2008.  Such Form 4 was filed with the SEC by Mr. Sonkin on March 20, 2008.

•	Edward Levy, our President, failed to file a timely Statement of Changes in Beneficial Ownership on Form 4 by March 20, 2008. Such Form 4 was filed with the SEC by Mr. Levy on March 27, 2008.

Stockholder Communications With The Board Of Directors

Any stockholder or other interested party who desires to communicate with our Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Laurence S. Levy, Chief Executive Officer and Chairman of the Board of Directors, Rand Logistics, Inc., 461 Fifth Avenue, 25th Floor, New York, NY 10017.  Communications may be addressed to the Chairman of the Board, an individual director, a Board committee, the nonmanagement directors or the full Board.  Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our Common Stock as of July 25, 2008, by:

•	each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;

•	each of our directors, nominees for director and Named Executive Officers (as defined in “Executive Compensation - Compensation Discussion and Analysis” herein) individually; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to warrants held by that person (and/or pursuant to proxies held by that person) are considered outstanding because they are immediately exercisable. Except as otherwise indicated, the address for each beneficial owner is c/o Rand Logistics, Inc., 461 Fifth Avenue, 25th Floor, New York, NY 10017.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Ownership Class

Laurence S. Levy	1,675,870	(1)	13.0%
Rand Management LLC	792,199		6.1%
Isaac Kier (2)	711,303	(3)	5.6%
Kier Family, L.P.(2)	200,000	(4)	1.6%
David M. Knott (5) Dorset Management Corporation	3,964,564	(6)	29.8%
Hummingbird Management, LLC (7)	1,573,625	(8)	12.5%
MHR Advisors LLC(9) MHR Capital Partners Master Account LP MHR Fund Management LLC Mark H. Rachesky, M.D	1,640,652	(10)	12.4%
Wellington Management Company, LLP (11)	975,099	(12)	8.1%
GMT Capital Corp.(13) Bay Resources Partners L.P. Bay II Resources Partners L.P. Bay Resources Partners Offshore Fund Ltd. Thomas E. Claugus	1,459,675	(14)	11.0%
Islandia, L.P. (15) John Lang, Inc. Richard Berner Edgar Berner Thomas Berner	1,362,107	(16)	10.7%
C4S & Co., L.L.C. (17) Ramius LLC Ramius Advisors, LLC RCG PB, Ltd. RCG Enterprise, Ltd RCG Baldwin, L.P. RCG Crimson Partners, L.P. Peter A. Cohen Morgan B. Stark Thomas W. Strauss Jeffrey M. Solomon	1,724,465	(18)	14.2%
Scott Bravener	53,489	(19)	*
Edward Levy	167,537	(20)	1.4%

Joseph W. McHugh, Jr.	1,708	(21)	*
H. Cabot Lodge III	27,511	(22)	*
Jonathan Brodie (23)	6,011	(24)	*
Michael D. Lundin (25)	0		*
All directors and executive officers as a group (8 individuals)	2,644,394	(26)	19.2%

* Denotes ownership of less than one percent

(1)
Represents 792,199 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy’s three children, of which Mr. Levy is Trustee  Mr. Levy also owns 74,887 shares of Common Stock and 808,784 shares of Common Stock issuable upon exercise of warrants held by Mr. Levy.  This information was based on a Schedule 13D filed with the SEC on March 30, 2006, a Form 4 filed with the SEC on October 30, 2006 and a Form 4 filed with the SEC on January 22, 2007.

(2)	The business address of both Mr. Kier and Kier Family, L.P. is Kier Global LLC, 1775 Broadway, Suite 604, New York, New York 10019.

(3)
In addition to shares held directly, includes 607,000 shares of Common Stock issuable upon exercise of warrants, 34,000 of which are held by Mr. Kier’s wife, 7,000 of which are held by the Isaac Kier Charitable Remainder Trust, of which Mr. Kier is Trustee, and 200,000 of which are held by Kier Family, L.P.  This information was based on a Schedule 13D/A filed with the SEC on August 7, 2006 and Form 4 filed with the SEC on February 20, 2008.

(4)	Represents 200,000 shares of Common Stock issuable upon exercise of warrants. This information was based on a Schedule 13D/A filed with the SEC on August 7, 2006.

(5)	The business address of Mr. Knott and Dorset Management Corporation is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.

(6)
This information is based on a Schedule 13D/A filed with the SEC on August 1, 2006 and a Form 4 filed with the SEC on May 2, 2007.  Includes 1,209,675 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock.

(7)	The business address of Hummingbird Management, LLC is 460 Park Avenue, 12th Floor, New York, New York 10022.

(8)	This information is based on a Schedule 13D filed with the SEC on March 20, 2008 and includes 436,993 shares of Common Stock issuable upon exercise of warrants.

(9)	The business address of these entities and this individual is 40 West 57th Street, 24th Floor, New York, New York 10019.

(10)
Comprised of (i) 429,373 shares of Common Stock held for the account of MHR Capital Partners Master Account LP; (ii) 1,019,707 shares of Common Stock issuable upon exercise of warrants held for the account of MHR Capital Partners Master Account LP; (iii) 53,027 shares of Common Stock held for the account of MHR Capital Partners (100); and (iv) 138,545 shares of Common Stock issuable upon exercise of warrants held for the account of MHR Capital Partners (100).  MHR Advisors LLC is the general partner of MHR Capital Partners Master Account LP and MHR Capital Partners (100).  Dr. Rachesky is the managing member of MHR Advisors LLC.  MHR Fund Management LLC is the management company for MHR Capital Partners Master Account LP and MHR Capital Partners (100).  This information is based on a Schedule 13G filed with the SEC on February 26, 2008.

(11)	The business address of this entity is Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

(12)	This information was derived from a Schedule 13G filed with the SEC on February 14, 2008.

(13)	The business address of these entities and this individual is 2100 RiverEdge Pkwy, Suite 840, Atlanta GA 30328.

(14)
Comprised of 1,209,675 shares of Common Stock underlying Rand’s series A convertible preferred stock and 250,000 shares of Common Stock.  This information is based on a Schedule 13G filed with the SEC on July 26, 2007.

(15)	The business address for these entities and individuals is 485 Madison Avenue, 23rd Floor, New York, New York 10022.

(16)	Includes 600,000 shares of Common Stock issuable upon exercise of warrants. This information was derived from a Schedule 13G, filed with the SEC on January 22, 2007.

(17)	The business address for these entities and individuals is 599 Lexington Avenue, 20th Floor, New York, New York 10022.

(18)
Comprised of (i) 572,075 shares of Common Stock held by RCG Baldwin, L.P., (ii) 40,000 shares of Common Stock held by RCG Crimson Partners, L.P., (iii) 996,975 shares of Common Stock and 65,415 shares of Common Stock issuable upon exercise of warrants held by RCG Enterprise, Ltd, and (iv) 50,000 shares of Common Stock held by RCG PB, Ltd.  Ramius Advisors, LLC is the general partner of RCG Baldwin, L.P. and investment advisor of RCG PB, Ltd.  Ramius LLC is the investment manager of RCG Enterprise, Ltd, sole member of Ramius Advisors, LLC and general partner of RCG Crimson Partners, L.P.  C4S & Co., L.L.C. is the managing member of Ramius LLC.  Messers. Cohen, Stark, Strauss and Solomon are the sole managing members of C4S & Co., L.L.C.  This information was derived from a Schedule 13G, filed with the SEC on April 9, 2008 and a Form 4 filed with the SEC on April 23, 2008.

(19)	Consists of 53,489 shares of Common Stock issuable upon exercise of warrants. This information is based on a Form 4/A filed with the SEC on November 15, 2006.

(20)
Includes 70,902 shares of Common Stock underlying warrants, which warrants became exercisable on March 3, 2006 and 97,600 shares of Common Stock.  This information was derived from a Form 3 filed with the SEC on June 8, 2006, a Form 4 filed with the SEC on January 22, 2007 and a Form 4 filed with the SEC on March 27, 2008.

(21)	Includes 1,708 shares of Common Stock underlying warrants which became exercisable on March 3, 2006. This information was derived from a Form 4 filed with the SEC on October 30, 2006.

(22)
Includes 23,208 shares of Common Stock underlying warrants which became exercisable on March 3, 2006 and 4,303 shares of Common Stock.  This information was derived from a Form 4 filed with the SEC on February 20, 2008 and a Form 4 filed with the SEC on July 22, 2008.

(23)	The business address for Mr. Brodie is 10907 Brewer House Road, Rockville, Maryland 20852.

(24)
Includes 1,708 shares of Common Stock underlying warrants which became exercisable on March 3, 2006 and 4,303 shares of Common Stock.  This information was derived from a Form 4 filed with the SEC on October 30, 2006 and a Form 4 filed with the SEC on February 20, 2008.

(25)	The business address for Mr. Lundin is 364 Blossom Lane, Chagrin Falls, Ohio 44022.

(26)	Includes 1,566,799 shares of Common Stock issuable upon exercise of warrants which warrants became exercisable on March 3, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

Rand maintains its executive offices at 461 Fifth Avenue, 25th Floor, New York, New York 10017 pursuant to an agreement with ProChannel Management LLC (“ProChannel”), an affiliate of Laurence S. Levy, our Chairman of the Board and Chief Executive Officer.  We pay ProChannel a monthly fee of $12,000 which is for general and administrative services including office space, utilities and secretarial support.  We believe, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by ProChannel is at least as favorable as we could have obtained from an unaffiliated person.  ProChannel is not obligated to continue to provide such office space and services to us, and there can be no assurance as to whether, or for how long, ProChannel will continue to make such office space available.  For the fiscal year ended March 31, 2008, we paid ProChannel approximately $144,000 for use of our executive offices and an additional $12,000 for our portion of office expenses and insurance.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table provides the compensation of our corporate officers, direct or indirect, for services rendered in all capacities for the fiscal year ended March 31, 2008, all of which has been paid.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards($)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Laurence S. Levy Chairman & Chief Executive Officer	2008	300,000	-	-	335,700	-		35,827(8)	671,527
	2007	300,000(1)	-	873,600(5)	-	-	-	2,980(8)	1,176,580
Edward Levy President(1)	2008	200,000	-	-	182,400	-		34,227(9)	416,627
	2007	200,000(2)	150,000(2)	571,200(6)	-	-	-	8,528(9)	929,728
Scott Bravener President, Lower Lakes	2008	193,668	80,316(3)	-(7)	100,000	-		17,352(10)	391,336
	2007	169,280	144,071(4)	-	-	-	-	15,372(11)	328,723

(1)  Pursuant to an agreement with us, Mr. Levy agreed to seek until March 31, 2007 to use all after-tax proceeds of his salary earned through February 28, 2007 to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Levy acquired 8,784 warrants.

(2) Mr. Levy's salary covered the period from June 6, 2006 (the date of his appointment as President) through March 31, 2007, and also includes compensation paid to Mr. Levy for services rendered to us from April 1, 2006 to June 5, 2006. The terms of Mr. Levy's bonus award require him to repay a percentage of the bonus award to us in the event his employment is terminated prior to September 30, 2008 (other than as a result of death, permanent disability or without cause). Pursuant to an agreement with us, Mr. Levy agreed to seek until March 31, 2007 to use all after-tax proceeds of his salary and bonus earned through February 28, 2007 to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Levy acquired 19,937 warrants.

(3) Our Compensation Committee has approved a bonus of CDN $80,316 for Mr. Bravener, which will be paid by September 15, 2008.  As of the date hereof, Mr. Bravener’s bonus is equal to approximately US $80,316; however, given currency fluctuations, the US dollar value may differ on the date such bonus is paid.

(4) Pursuant to an agreement with us, Mr. Bravener agreed to seek until March 31, 2007 to use all after-tax proceeds of $75,000 his bonus to make open-market purchases of our publicly traded  warrants at certain specified maximum prices.  Pursuant to such agreement, as of March 31, 2007, Mr. Bravener acquired 53,489 warrants.  Such amount also includes a cash bonus of $69,071 earned in Fiscal 2007 but not determined until September 10, 2008.

(5) Represents 130,000 shares of restricted stock awarded to Laurence Levy on January 17, 2007.

(6)  Represents 85,000 shares of restricted stock awarded to Edward Levy on January 17, 2007.

(7)  Pursuant to the terms of the Rand Management Bonus Program, on July 31, 2008, Mr. Bravener will receive an award of our Common Stock, his entitlement to which vested on March 31, 2008.  The amount of the award has not yet been determined.  Once determined, we will report such award on a Form 8-K in accordance with Item 5.02 thereof.

(8) Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance, all effective as of March 1, 2007.

(9)  Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance,  all effective March 1, 2007, other than with respect to medical insurance, which  commenced December 1, 2006.

(10) Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance, personal use of a Company vehicle of $1,149 and Company contributions to Mr. Bravener’s Retirement Savings Plan (RSP) account of $10,158.

(11) Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance, personal use of a Company vehicle of $1,161 and Company contributions to Mr. Bravener's RSP account of $10,246.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all equity awards that were outstanding at March 31, 2008.

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Laurence Levy	-	104,255(1)	104,255	5.81	2/15/2018	32,500(2)	$174,850(3)	-	-
Edward Levy	-	56,646(1)	56,646	5.81	2/15/2018	21,250(2)	$114,325(3)	-	-
Scott Bravener	-	31,056(1)	31,056	5.81	2/15/2018	-	-	-	-

(1)  Such options vest and become exercisable over a period of three years, with one-third of such options vesting and becoming exercisable on each of the first three anniversaries of February 15, 2008.

(2) The restricted shares of our Common Stock reported in the table above vest on March 31, 2009.  If the recipient’s employment with us is terminated for “cause” as defined in the Restricted Stock Award Agreements (the “Award Agreement”), or the recipient terminates his employment with us without “good reason” (as defined in the Award Agreement), any restricted shares of our Common Stock not vested prior to the date of such termination shall immediately be canceled, with any rights or interests in and with respect to such restricted shares forfeited.  We may, at our sole discretion, determine, prior to or within ninety days after the date of any such termination, that all or a portion of such unvested restricted shares shall not be so canceled and forfeited.  If the recipient’s employment with us is terminated by us without “cause” (as defined in the Award Agreement), by the recipient for “good reason” (as defined in the Award Agreement), or as a result of death or permanent disability, 100% of the restricted shares awarded shall become fully vested as of the date of such termination.  In the event of a change of control of the Company (as defined in the Award Agreement), all restrictions, terms and conditions applicable to the restricted shares shall be deemed lapsed.

(3) The cash value of such restricted Common Stock was calculated using our Common Stock price on March 31, 2008 of $5.38.

DIRECTOR COMPENSATION

The following table summaries the compensation we paid to our non-employee directors during the fiscal year ended March 31, 2008.  Compensation information for Laurence S. Levy, our Chief Executive Officer, and Scott Bravener, President of Lower Lakes Towing Ltd., our wholly owned subsidiary, is set forth in the Summary Compensation Table above.

Non-employee directors received $25,000 in fiscal 2008 for serving as members of our Board of Directors. In addition, non-employee directors received the following amounts in fiscal 2008 for serving as chairman of the committees of our Board of Directors: $15,000 for our Audit Committee; $5,000 for our Compensation Committee; and $5,000 for our Corporate Governance/Nominating Committee.  Non-employee directors also receive $6,250 of our Common Stock at the end of each fiscal quarter during which they served as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Isaac Kier	40,000(1)	25,000	-	-	-	-	65,000
Jonathan Brodie	30,000(2)	25,000	-	-	-	-	55,000
H. Cabot Lodge III	30,000(3)	25,000	-	-	-	-	55,000

* Mr. Lundin joined our Board of Directors on April 1, 2008 and as such received no compensation for the fiscal year ended March 31, 2008.

(1) Consists of $25,000 for serving as a director and $15,000 for serving as Chairman of our Audit Committee.

(2) Consists of $25,000 for serving as a director and $5,000 for serving as Chairman of our Compensation Committee.

(3) Consists of $25,000 for serving as a director and $5,000 for serving as Chairman of our Corporate Governance/Nominating Committee.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

Mr. Bravener’s employment agreement with Lower Lakes Towing Ltd., our wholly owned subsidiary (“Lower Lakes”), provides that if his employment is terminated by Lower Lakes without “cause”, by Mr. Bravener for “good reason” or if Lower Lakes fails to renew his employment agreement, Lower Lakes will be required to pay Mr. Bravener A) any accrued, but unpaid base salary and performances bonus as of the date of such termination or non-renewal and any outstanding reimbursable expenses incurred prior to the date or termination or non-renewal; B) payment, in equal monthly installments, of Mr. Bravener’s base salary in effect at the time of termination or non-renewal for a period of 24 months; and C) continuation of Mr. Bravener’s benefits under his employment agreement for a period of 24 months following termination.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending March 31, 2009.  Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2010.

It is expected that representatives of Grant Thornton LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm.  Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On May 22, 2006, we notified our independent registered public accounting firm, Goldstein Golub Kessler LLP (“Goldstein”) of our intention to engage Grant Thornton LLP as our new independent registered public accounting firm, at which time we dismissed Goldstein.

Goldstein’s reports on our financial statements for the two years preceding such dismissal did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

The decision to change our independent registered public accounting firm was approved by our Board of Directors.

There were no disagreements between us and Goldstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Goldstein’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On May 25, 2006, we engaged Grant Thornton LLP as our new independent registered public accounting firm.  Prior to the time we engaged Grant Thornton LLP, we did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) of Regulation S-K.

Principal Accountant Fees and Services

Audit Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2008 and March 31, 2007 for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-QSB and services that were provided in connection with statutory and regulatory filings or engagements were $245,000 for the fiscal year ended March 31, 2008 and $230,000 for the fiscal year ended March 31, 2007.

Audit-Related Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2008 and the fiscal year ended March 31, 2007 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $55,500 for the fiscal year ended March 31, 2008 and $27,500 for the fiscal year ended March 31, 2007.  The nature of the services performed for these fees was primarily in connection with the accounting treatment of our variable interest entity, review of an asset acquisition, FIN-48 reviews, and an S-3 registration statement review.

Tax Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2008 and March 31, 2007 for professional services rendered for tax compliance, tax advice and tax planning were $62,650 for the fiscal year ended March 31, 2008 and $87,385 for the fiscal year ended March 31, 2007.  The nature of the services performed for these fees was primarily for the preparation of tax returns, responding to inquiries from taxing agencies and tax structure planning.

All Other Fees.  For the fiscal years ended March 31, 2008, and March 31, 2007, we incurred no other fees.

Policy on Pre-Approval of Services Provided by Grant Thornton LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm.  The Audit Committee preapproves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

Other Matters

Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting no later than April 2, 2009.  The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to June 16, 2009 and certain other conditions of the applicable rules of the SEC are satisfied.  Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.

We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies.  We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2008, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO LAURENCE S. LEVY, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, RAND LOGISTICS, INC., 461 FIFTH AVENUE, 25TH FLOOR, NEW YORK, NEW YORK, 10017.

Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING WHITE FORM OF PROXY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
461 Fifth Avenue, 25th Floor New York, New York July 29, 2008

	▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY
							Please mark your votes like this	☒

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSAL LISTED BELOW.

		FOR nominee listed below	WITHHOLD AUTHORITY to vote for nominee listed below
1. Election of Class II Directors:
						FOR	AGAINST	ABSTAIN
	Isaac Kier	☐	☐	2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.	☐	☐	☐

	Jonathan Brodie	☐	☐	3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

					Please mark date and sign, and return promptly this proxy in the enclosed envelope.

					COMPANY ID:

					PROXY NUMBER:

					ACCOUNT NUMBER:

Signature		Signature if held jointly				Dated		2008

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

RAND LOGISTICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 23, 2008.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints LAURENCE S. LEVY and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Rand Logistics, Inc. (the “Company”) on Tuesday, September 23, 2008, at the offices of the Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed for Class II Directors on the reverse side; FOR ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of Rand Logistics, Inc. for the fiscal year ending March 31, 2009; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.

Only stockholders of record at the close of business on July 25, 2008 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

(Continued and to be dated and signed on reverse side)